UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         March 31, 2008

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12040	85-0410612
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18831 Von Karman, Suite 400 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

No Change
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 6, 2008, Sun filed a Form 8-K with the Securities and Exchange Commission disclosing that Michael J. Foster, a member of the Board of Directors of Sun, had advised Sun that he would not seek reelection to the Board after his term on the Board expires on the date of Sun’s annual meeting of stockholders, which we expect to be held on or around June 6, 2008. However, after reconsideration, Mr. Foster notified Sun on March 31, 2008 that he has determined to remain on the Board and to stand for reelection at Sun's annual meeting.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

/s/ Mike Berg
Name: Mike Berg
Title: Secretary

Dated:  April 3, 2008